UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 28, 2023 (Date of earliest event reported)

Arisz Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41078	87-1807866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o MSQ Ventures

12 East 49th Street, 17th Floor

New York, NY 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (919) 699-9827

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ARIZ	The Nasdaq Stock Market LLC

Warrants	ARIZW	The Nasdaq Stock Market LLC

Rights	ARIZR	The Nasdaq Stock Market LLC

Units	ARIZU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 1.01 Entry into a Material definitive Agreement.

Amendment to the Merger Agreement

As previously disclosed, on January 21, 2022, Arisz Acquisition Corp., a Delaware corporation (“Arisz” or “Parent”), entered into that certain Agreement and Plan of Merger (as amended as of April 4, 2022, October 10, 2022, April 24, 2023 and as may be further amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and between Arisz and Finfront Holding Company, a Cayman Islands exempted company (the “Company”), pursuant to which (a) Arisz agreed to form BitFuFu Inc., a Cayman Islands exempted company, as its wholly owned subsidiary (“Purchaser”), (b) Purchaser agreed to form Boundary Holding Company, a Cayman Islands exempted company, as its wholly owned subsidiary (“Merger Sub”), (c) Arisz will be merged with and into Purchaser (the “Redomestication Merger”), with Purchaser surviving the Redomestication Merger, and (d) Merger Sub will be merged with and into the Company (the “Acquisition Merger”), with the Company surviving the Acquisition Merger as a direct wholly owned subsidiary of Purchaser (collectively, the “Business Combination”). Following the Business Combination, Purchaser will be a publicly traded company listed on a stock exchange in the United States. Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Merger Agreement.

Also as previously disclosed, on April 4, 2022, each of Purchaser, Merger Sub, Arisz and the Company executed that certain Joinder Agreement to the Merger Agreement, whereby each of Purchaser and Merger Sub have agreed, effective upon execution, that it shall become a party to the Merger Agreement and shall be fully bound by, and subject to, all of the covenants, terms, representations, warranties, rights, obligations and conditions of the Merger Agreement as though an original party thereto.

Also, as previously disclosed, on October 10, 2022, Parent issued a promissory note for the amount of the Loan in favor of the Company (the “Promissory Note”), pursuant to which Parent may elect to issue a number of unregistered shares of its common stock, valued for these purposes at $10.00 per share, the aggregate value of which shall be equal to the outstanding principal amount of the Loan, to the Company or its designee, as payment of its obligations under the Loan, except in the event that the actual extension costs are less than the Extension Funding Amount, Parent shall wire such prepayment to such account as designated by the Company.

On July 28, 2023, Arisz and the Company entered into Amendment No. 4 to the Merger Agreement (“Amendment No. 4”) to provide, among other things: (1) that the Outside Date for the completion of the Corporation’s business combination, as defined therein be extended from August 1, 2023 to November 17, 2024 and (2) for an amendment to the payments to be made pursuant to the Promissory Note for the purpose of funding extensions as set forth therein. In accordance therewith, on July 28, 2023, Arisz and the Company amended and restated the Promissory Note (the “Amended and Restated Promissory Note”).

The foregoing descriptions of Amendment No. 4 and the Amended and Restated Promissory Note do not purport to be complete and are qualified in their entirety by the terms and conditions of the actual Amendment No. 4 and Amended and Restated Promissory Note, which are filed as Exhibits 2.1 and 10.1 hereto, respectively, and are incorporated by reference herein.

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of Arisz and the BitFuFu to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of the BitFuFu or Arisz; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Arisz’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of BitFuFu to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii) the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; and (ix) risks associated with the financing of the proposed transaction. A further list and description of risks and uncertainties can be found in the Prospectus dated November 17, 2021 relating Arisz’s initial public offering and in the Registration Statement and proxy statement that will be filed with the SEC by Arisz and/or its subsidiary in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Arisz, BitFuFu and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the transaction described herein, Arisz and and/or its subsidiary will file relevant materials with the Securities and Exchange Commission (the “SEC”), including the Registration Statement on Form S-4 or Form F-4 and a proxy statement (the “Registration Statement”). The proxy statement and a proxy card will be mailed to stockholders as of a record date to be established for voting at the stockholders’ meeting of Arisz stockholders relating to the proposed transactions. Stockholders will also be able to obtain a copy of the Registration Statement and proxy statement without charge from Arisz. The Registration Statement and proxy statement, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to Arisz at 199 Water Street, 31st Floor, New York, NY 10038. INVESTORS AND SECURITY HOLDERS OF ARISZ ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT ARISZ WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARISZ, BITFUFU AND THE TRANSACTIONS.

Participants in Solicitation

Arisz, BitFuFu and certain shareholders of Arisz, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Arisz common stock in respect of the proposed transaction. Information about Arisz’s directors and executive officers and their ownership of Arisz common stock is set forth in the Prospectus dated November 17, 2021 and filed with the SEC. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Arisz or BitFuFu, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Amendment No. 4 to Merger Agreement dated July 28, 2023 by and between Arisz and Finfront Holding Company
10.1	Amended and Restated Promissory Note
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2023	ARISZ ACQUISITION CORP.

	By:	/s/ Fang Hindle-Yang
	Name:	Fang Hindle-Yang
	Title:	Chief Executive Officer